UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
August 10, 2009

Centracan Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-52910	65-0736042
(Commission File Number)	(IRS Employer Identification No.)

c/o Olshan Grundman Frome et al.
65 East 55th Street, New York, NY 10022

(Address of Principal Executive Offices, including zip code)

(212) 451-2254

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement  communications pursuant to Rule 14d-2(b) under theExchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 10, 2009, Board of Directors of the Registrant received the resignation of Moore & Associates, Chartered, its independent registered public account firm. On the same date, August 10, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the acceptance of the resignation of Moore & Associates, Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates, Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Moore and Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore and Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of the acceptance of resignation on August 10, 2009.

The registrant has requested that Moore and Associates, Chartered furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On August 10, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

     No.            Exhibits

     16.1           Letter from Moore and Associates, Chartered, dated August 11, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centracan Incorporated

(Registrant)

By: /s/
Name:   Jerome Goubeaux
Title:  Chief Executive Officer

Date:  August 11, 2009

EXHIBIT INDEX

Exhibit No. Description of Exhibit

16.1             Letter from Moore and Associates, Chartered, dated August 11, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K